_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  April 15, 1998




                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                         333-26581          Not Yet Available
-----------------------------         ------------        ------------------
(State or Other Jurisdiction             (Commission        (I.R.S. Employer
  of Incorporation)                         File Number)    Identification No.)



1585 Broadway
New York, New York                                10036
-------------------                               ----------
(Address of Principal                             (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     -----------------

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(Former Name or Former Address if Changed Since Last Report)


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Item 5.  Other Events
         ------------

Filing of Monthly Reports.
--------------------------


     Reference is made to BankBoston Marine Asset Backed Trust 1997-2 (the "Trust") and to the Notes and Certificates issued thereby (the "Securities"). Attached hereto are copies of certain monthly reports to the holders of the Securities which were derived from the monthly information compiled and submitted by the Servicer of the Trust.


Item 7.   Financial Statement and Exhibits
          --------------------------------

Exhibit  1:     Monthly  Distribution  Statement   to  the  Noteholders   and
Certificateholders for April 15, 1998 Payment Date.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANKBOSTON MARINE ASSET
                                   BACKED TRUST 1997-2


                                   BY: Morgan Stanley ABS Capital II Inc.,
                                        as Depositor




                                   By: /s/James Fadel
                                       --------------------------
                                   Name: James Fadel
                                   Title: Authorized Signatory




Dated:  April 30, 1998




                               Exhibit Index
                               -------------



Exhibit                                                                Page
--------                                                               ----

Exhibit  1:     Monthly  Distribution   Statement  to  the   Noteholders  and
Certificateholders for April 15, 1998 Payment Date.


                  BANKBOSTON MARINE ASSET BACKED SERIES 1997-2

Accounting Date:                                                4/10/98
Determination Date:                                             4/14/98
Monthly Payment Date:                                           4/15/98
Collection Period Ending:                                       3/31/98


     I.       COLLECTION ACCOUNT SUMMARY

       Total Available Funds

              Principal and Interest Payments Received (including Prepayments)                             16,803,624.13
              Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                      686.33
              Current Monthly Interest Shortfall/Excess                                                       -26,151.11
              Amount of Withdrawal, if any, from Reserve Account                                                    0.00
              Purchase Amounts for Repurchased Receivables                                                          0.00

       TOTAL AVAILABLE FUNDS                                                                               16,778,159.35

    II.       SIMPLE INTEREST EXCESS OR SHORTFALLS

              Amount of Interest Payments Due During the Collection Period for Receivables                  2,679,515.39
              Amount of Interest Payments Received During the Collection Period                             2,705,666.50
              for Receivables
              Amount of Current Month Simple Interest Excess/Shortfall                                        -26,151.11

   III.       CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

              Specified Reserve Account Balance (lesser of 3% of the Initial Pool Balance
                and the Outstanding                                                                        12,455,063.62
              Principal Balance of the Notes and Certificates)
              Deposits to Reserve Account (only if Reserve Account is less than the
                Specified Reserve Account Balance)                                                                  0.00
              Withdrawals from Reserve Account (to the extent that there are shortfalls
                on payments of Interest or Principal)                                                               0.00
              Amount in Reserve Account as of Determination Date (excluding amount to be
                paid on next Payment Date)                                                                 12,455,063.62

    IV.       COLLECTIONS ON RECEIVABLES

a)     Interest and Principal Payments Received
       -----------------------------------------------------------
              Interest Payments Received                                                                    2,705,666.50
              Scheduled Principal Payments Received                                                         2,726,246.51
              Principal Prepayments Received                                                               11,371,711.12
              Total Interest and Principal Payments Received                                               16,803,624.13

b)     Liquidation Proceeds
       --------------------------------
              Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                     686.33
              minus  Reasonable Expenses                                                                            0.00
              Net Liquidation Proceeds                                                                            686.33

c)     Purchase Amount - Loans Repurchased from Trust
       -----------------------------------------------------------
              Amount Allocable to Interest                                                                          0.00
              Amount Allocable to Principal                                                                         0.00

       TOTAL COLLECTED FUNDS                                                                               16,804,310.46


     V.       CALCULATION OF SERVICING FEES

       Pool Balance of Receivables as of the First Day of Collection Period                               359,507,397.77
              multiplied by Servicer Fee Rate                                                                       0.50%
              divided by Months per Year                                                                           12
       SERVICING FEE AMOUNT                                                                                   149,794.75

       TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                               208.33


    VI.       POOL BALANCE AND PORTFOLIO PERFORMANCE

a)     Pool Balance
       --------------------------------
              Initial Pool Balance                                                                        415,168,787.00
              Pool Balance as of Preceding Accounting Date                                                359,507,397.77
              Pool Balance as of the Current Accounting Date                                              344,844,569.72
              Age of Pool in Months                                                                                    8



b)     Default and Delinquency Performance (includes Repossessions and Bankruptcies)
       --------------------------------------------------------------------------------------------------------------------

                   Current Month            Number of Loans           Principal Balance                  Percentage
                   -------------            ---------------           -----------------                  ----------
              30-59 Days Delinquent                46                    2,278,745.76                      0.661%
              60-89 Days Delinquent                8                      186,436.37                       0.054%
              90-119 Days Delinquent               6                      227,483.15                       0.066%
              120+ Days Delinquent                 7                      368,503.65                       0.107%
              Defaults for Current Period          4                      94,994.20                        0.028%


       Schedule of Liquidated Loans   **SEE ATTACHMENT
       --------------------------------------------------------------------------------------
              Description of Boat
              Account Number
              Original Principal Balance of Liquidated Loans
              Outstanding Principal Balance of the Liquidated Loan
              Gross Recovery
              Recovery Net of Expenses
              Realized Loss
              Chargeoff Date
              Repossession Date
              Liquidation Date

       Current Period Defaulted Receivables    SEE ATTACHMENT
       --------------------------------------------------------------------------------------
              Description of Boat
              Account Number
              Original Principal Balance of the Defaulted Loan
              Outstanding Principal Balance of the Defaulted Loan
              Recovery Net of Expenses
              Realized Loss
              Chargeoff Date

       Schedule of Repossession Inventory  **SEE ATTACHMENT
       --------------------------------------------------------------------------------------
              Description of Boat
              Account Number
              Original Principal Balance of the Defaulted Loan
              Outstanding Principal Balance of the Defaulted Loan
              Recovery Net of Expenses
              Realized Loss
              Chargeoff Date
              Repossession Date

       Current Period Realized Losses
              Current Month Realized Losses                                                                     9,244.90
              Preceding Realized Losses                                                                        62,596.97
              Second Preceding Realized Losses                                                                 13,422.54






VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

       Total Pool Factor                                                                                    830.61294710
       Note Pool Factor                                                                                     806.41378330
       Certificate Pool Factor                                                                             1000.00000000
       Class A-7 Interest and Principal Account                                                               235,972.00

a)     Noteholders Monthly Interest Distributable Amount
       -----------------------------------------------------------
              Class A-1                                                                                       103,626.94
              Class A-2                                                                                       369,668.75
              Class A-3                                                                                       263,333.33
              Class A-4                                                                                       355,220.83
              Class A-5                                                                                       191,625.00
              Class A-6                                                                                       135,566.67
              Class A-7                                                                                             0.00
       Noteholders Monthly Principal Distributable Amount
       -----------------------------------------------------------
              Class A-1                                                                                     4,662,828.05
              Class A-2                                                                                             0.00
              Class A-3                                                                                             0.00
              Class A-4                                                                                             0.00
              Class A-5                                                                                             0.00
              Class A-6                                                                                             0.00
              Class A-7                                                                                             0.00

b)     Certificateholders' Monthly Interest Distributable Amount                                              310,523.03
       Certificateholders' Monthly Principal Distributable Amount                                                   0.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Cert Int+Cert Prin)                                  6,778,159.35

minus:  BKB Servicing Fee                                                                                    149,794.75
plus:     Trustee Fee                                                                                            208.33

TOTAL WIRE TO CHASE                                                                                        6,628,572.93
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